UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 20, 2011, The Clorox Company (the “Company”) issued a press release announcing the receipt of a revised unsolicited conditional proposal from Icahn Enterprises L.P. to acquire the Company for $80.00 per share, subject to due diligence, financing and other conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press Release dated July 20, 2011 of The Clorox Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: July 20, 2011	By:	/s/ Laura Stein
Senior Vice President –
General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated July 20, 2011 of The Clorox Company